JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated June 25, 2020 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, the following paragraph under the subsection entitled “Exchanges and conversions” under the section entitled “TRANSACTION POLICIES” is amended and restated as follows as applicable to all Classes A, C, I, and R6:

Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.